                                                                    Exhibit 25
                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

  New York                                           13-2774727
  (Jurisdiction of incorporation                     (I.R.S. Employer
  or organization if not a U.S.                      Identification No.)
  national bank)

  452 Fifth Avenue, New York, NY                     10018-2706
  (212) 525-5600                                     (Zip Code)
  (Address of principal executive offices)

                    Warren L. Tischler, Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                           DANKA BUSINESS SYSTEMS PLC*
               (Exact name of obligor as specified in its charter)

 England & Wales                                    98-0052869
 (State or other jurisdiction                       (I.R.S. Employer
 of incorporation or organization)                  Identification No.)

 11201 Danka Circle North                           Master House
 St. Petersburg, Florida 33716                      107 Hammersmith Road
 (727) 576-6003                                     London W14 0QH England
 (Address of principal executive offices)           011-44-207-605-0150

                            11% Senior Notes due 2010
               Guarantees related to the 11% Senior Notes due 2010

                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS

                                             State or Other
                                             Jurisdiction of     I.R.S. Employer
                                             Incorporation or    Identification
Name, Address and Telephone Number Organization                  Number
-----------------------------------------------                  ------

Danka Holding Company                        Delaware              59-3498367
Danka Imaging Distribution, Inc.             Delaware              59-3407349
Danka Office Imaging Company                 Delaware              59-3407614
Quality Business, Inc.                       Florida               65-0157034
Corporate Consulting Group, Inc.             Florida               59-3094375
American Business Credit Corporation         Florida               59-3066163
Danka Management II Company, Inc.            Florida               59-3064013
Herman Enterprises, Inc. of South Florida    Florida               65-0544682
Danka Management Company, Inc.               Florida               59-3231899
D.I. Investment Management, Inc.             Nevada                88-0310370
Danka Australasia Pty Limited                Australia             N/A
Danka Australia Pty Limited                  Australia             N/A
Danka Tower Pty Ltd                          Australia             N/A
Danka Distributors Pty Ltd                   Australia             N/A
Danka Datakey Pty Ltd                        Australia             N/A
Datakey Alcatel Pty. Ltd.                    Australia             N/A
Danka Systems Pty Limited                    Australia             N/A
Danka Business Finance Ltd.                  Canada                N/A
Danka Canada Inc.                            Canada                N/A
Kalmara Inc.                                 Canada                N/A
Danka UK Plc                                 England               N/A
Danka Services International Ltd.            England               N/A
Dankalux S.a r.l.                            Luxembourg            N/A

* The address and telephone number of the principal executive offices of each of the registrants listed above are the same as those of Danka Business Systems PLC.

                                                                General

Item 1. General Information

               Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

               State of New York Banking Department.

               Federal Deposit Insurance Corporation, Washington, D.C.

               Board of Governors of the Federal Reserve System, Washington,
               D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2. Affiliations with Obligor.

               If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None

Item 16. List of Exhibits

Exhibit

T1A(i)    (1)     Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)   (1)     Certificate of the State of New York Banking Department dated
                  December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)          Not applicable.

T1A(iv)   (3)     Copy of the existing By-Laws of HSBC Bank USA as  as amended on April 11, 2002.

T1A(v)            Not applicable.

T1A(vi)   (2)     Consent of HSBC Bank USA required by Section 321(b) of the
                  Trust Indenture Act of 1939.

T1A(vii)          Copy of the latest report of condition of the trustee
                  (June 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)         Not applicable.

T1A(ix)           Not applicable.

   (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

   (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

   (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 13/th/ day of August, 2003.

                                                  HSBC BANK USA


                                                  By: /s/ Frank J. Godino
                                                     --------------------------
                                                  Frank J. Godino
                                                      Vice President

                                                               Exhibit T1A (vii)

                                                                                Board of Governors of the Federal Reserve System
                                                                                OMB Number: 7100-0036
                                                                                Federal Deposit Insurance Corporation
                                                                                OMB Number: 3064-0052
                                                                                Office of the Comptroller of the Currency
                                                                                OMB Number: 1557-0081

Federal Financial Institutions Examination Council                              Expires March 31, 2005

                                                                                Please refer to page i,
                                                                                Table of Contents, for
                                                                                the required disclosure
                                                                                of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 2003                         (19980930)
                                                                      (RCRI 9999)

This report is required by law; 12 U.S.C.ss.324 (State member         This report form is to be filed by banks with branches and
banks); 12 U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C.       consolidated subsidiaries in U.S. territories and possessions,
ss.161 (National banks).                                              Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

                                                                      The Reports of Condition and Income are to be prepared in
NOTE: The Reports of Condition and Income must be signed              accordance with Federal regulatory authority instructions.
by an authorized officer and the Report of Condition must be
attested to by not less than two directors (trustees) for State       We, the undersigned directors (trustees), attest to the
nonmember banks and three directors for State member and              correctness of this Report of Condition (including the
National Banks.                                                       supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been
                                                                      prepared in conformance with the instructions issued by the
I, Gerald A. Ronning, Executive VP & Controller                       appropriate Federal regulatory authority and is true and
Name and Title of Officer Authorized to Sign Report                   correct.

Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules)
have been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and are true to       /s/ Youssef Nasr
the best of my knowledge and believe.                                 Director (Trustee)

                                                                      /s/ Bernard J. Kennedy
                                                                      Director (Trustee)

                                                                      /s/ Sal H. Alfieri
                                                                      Director (Trustee)
/s/ Gerald A. Ronning
----------------------------------------------
Signature of Officer Authorized to Sign Report

8/13/03
----------------------------------------------
Date of Signature

Submission of Reports

Each Bank must prepare its Reports of Condition and Income            For electronic filing assistance, contact EDS Call report
either:                                                               Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                      telephone (800) 255-1571.

                                                                      To fulfill the signature and attestation requirement for the
(a) in electronic form and then file the computer data                Reports of Condition and Income for this report date, attach
    file directly with the banking agencies' collection               this signature page to the hard-copy f the completed report
    agent, Electronic Data System Corporation (EDS), by modem         that the bank places in its files.
    or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

----------------------------------------------------
FDIC Certificate Number          0   0    5   8   9
----------------------------------------------------
                                    (RCRI 9030)
----------------------------------------------------
http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA
---------------------------------------------------------------------  -------------------------------------------------------------
 Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)  Legal Title of Bank (TEXT 9010)
(Example:  www.examplebank.com)
                                                                       Buffalo
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       N.Y.                              14203
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                          of Buffalo
  Name of Bank                            City

in the state of New York, at the close of business June 30, 2003

ASSETS

                                                                                              Thousands of dollars
Cash and balances due from depository institutions:
                                                                                               -------------------
a.  Non-interest-bearing balances currency and coin                                              $     2,284,191
---------------------------------------------------------------------------------------------
b.  Interest-bearing balances                                                                          1,199,703
---------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                         4,412,298
---------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                      14,168,356
---------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
---------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                              2,010,400
b. Securities purchased under agreements to resell                                                     3,072,447
                                                                                               -------------------
Loans and lease financing receivables:                                                         -------------------
   Loans and leases held for sale                                                                $     2,622,990
------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                      $  40,538,768
---------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                          475,654
------------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                               $    40,063,114
---------------------------------------------------------------------------------------------
   Trading assets                                                                                     12,413,352
---------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                             679,609
---------------------------------------------------------------------------------------------
Other real estate owned                                                                                   11,049
---------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                               248,986
---------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                              90,957
---------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                            2,211,273
---------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                               421,771
---------------------------------------------------------------------------------------------
Other assets                                                                                           4,490,484
---------------------------------------------------------------------------------------------
Total assets                                                                                          90,400,980
------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:                                                                                      -------------------
   In domestic offices                                                                                41,418,151
------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                             5,805,222
--------------------------------------------------------------------------------
   Interest-bearing                                                                35,612,929
------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                    19,669,485
------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                               433,537
--------------------------------------------------------------------------------
   Interest-bearing                                                                19,235,948
---------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                        1,556,943
---------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                       238,776
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Trading Liabilities                                                                                    7,225,972
---------------------------------------------------------------------------------------------
Other borrowed money                                                                                   4,682,056
---------------------------------------------------------------------------------------------

----------------------------------------------------------------
Bank's liability on acceptances                                          90,957
----------------------------------------------------------------
Subordinated notes and debentures                                     1,549,160
----------------------------------------------------------------
Other liabilities                                                     6,383,123
-------------------------------------------------------------------------------
Total liabilities                                                    82,814,623
-------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                             521
-------------------------------------------------------------------------------
EQUITY CAPITAL
-------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                 -
----------------------------------------------------------------
Common Stock                                                            205,000
----------------------------------------------------------------
Surplus                                                               6,419,153
----------------------------------------------------------------
Retained earnings                                                       677,872
----------------------------------------------------------------
Accumulated other comprehensive income                                  283,811
----------------------------------------------------------------
Other equity capital components                                               -
----------------------------------------------------------------
Total equity capital                                                  7,585,836
----------------------------------------------------------------
Total liabilities, minority interests and equity capital             90,400,980
-------------------------------------------------------------------------------